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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 17, 2006


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                   000-21531              05-0376157
   (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On January 17, 2006, United Natural Foods, Inc. (the "Company") issued a press release announcing the resignation of Rick Puckett as the Company's Executive Vice President, Chief Financial Officer and Treasurer, effective January 27, 2006. Mark E. Shamber, currently Vice President and Corporate Controller, has been appointed as the Company's Chief Accounting Officer and will serve as the Company's acting Chief Financial Officer and Treasurer while the Company conducts a search for a permanent replacement.

Mr. Shamber, age 37, has served as Vice President since August 2005 and as the Company's Corporate Controller since June 2003. From February 1995 until June 2003, prior to joining the Company, he worked for the international accounting firm of Ernst & Young LLP within the assurance and advisory business systems practice, serving in various positions of increasing responsibility up to and including senior manager. Prior to that, Mr. Shamber also worked within the finance department at Reebok International Ltd. He is a member of the AICPA and MSCPA and holds a CPA license from the Commonwealth of Massachusetts. Mr. Shamber graduated from Bentley College in Waltham, Massachusetts with a BS in Accountancy.

The Company presently does not intend to enter into a formal employment agreement with Mr. Shamber.

A copy of the press release is filed as Exhibit 99.1 hereto.


Item 7.01.  Regulation FD Disclosure.

The following information is being furnished under Item 7.01. Regulation FD Disclosure. This information, including the exhibit attached as Exhibit 99.2 hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On January 17, 2006, the Company hosted a conference call to discuss the January 17, 2006 press release. A transcript of the conference call is furnished as
Exhibit 99.2 to this Form 8-K.

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Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired: Not Applicable

(b)   Pro Forma Financial Information: Not Applicable

(c)   Exhibits.

               Exhibit No.    Description
               -----------    -----------

                   99.1 Press Release, dated January 17, 2006: United Natural Foods, Inc. Chief Financial Officer Resigns to Accept New Position; Company Appoints Acting Chief Financial Officer.

                   99.2 Transcript of United Natural Foods, Inc. January 17, 2006 conference call regarding its January 17, 2006 press release


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
                                              ---------------------------
                                              Mark E. Shamber
                                              Vice President and acting Chief
                                              Financial Officer

                                          Date: January 17, 2006